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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                October 21, 1999
                Date of Report (Date of earliest event reported)




                                    8x8, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                         333-15627                 77-0142404
-------------------------------      ------------------------     -------------------
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer
        incorporation)                                            Identification No.)
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                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 727-1885
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On October 21, 1999, the Company announced the addition of Joseph Markee and Lee Camp to the Board of Directors. A copy of the Company's press release announcing the election of the new directors is included as Exhibit 99.1 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          See the attached Exhibit Index.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  8x8, INC.

Dated: November 9, 1999
                                                  By:  /s/ David Stoll
                                                     ---------------------------
                                                     David Stoll
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit Number       Description
--------------       -----------
    99.1             Press release dated October 21, 1999.
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